UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2000

                           ASSET INVESTORS CORPORATION

             (Exact name of registrant as specified in its charter)

                Delaware                      1-9360              84-1500244
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9400

              (Registrant's telephone number, including area code)

                                       N/A

                         (Former name or former address,

                          if changed since last report)


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Item 2.  Acquisition or Disposition of Assets


On January 31, 2000, Asset Investors Corporation (the "Company") entered into a series of agreements dated effective as of January 1, 2000 and acquired four manufactured home communities and undeveloped homesites at three manufactured home communities from Community Acquisition and Development Corporation ("CADC") and affiliates of CADC (collectively, the "Seller"). Joseph W. Gaynor is the President of CADC and owns 31% of the Seller. Mr. Gaynor was appointed the Company's Vice President of Development in January 2000. These communities consist of 535 developed homesites and 2,183 undeveloped homesites. The developed homesites are 95% occupied.


The consideration for the communities was determined through arms-length negotiations with the Seller. Total consideration for the communities was $36,816,000 and was paid as follows:

o Cancellation of $24,851,000 of participating mortgages and other loans previously made by the Company to Seller;
o   Assumption of $10,704,000 of third-party debt;
o Issuance of 44,572 units of limited partnership interests ("OP Units") in the Company's subsidiary, Asset Investors Operating Partnership, L.P., at an assigned value of $496,000; and
o $765,000 cash, the source of which is the Company's cash on hand and its line of credit with U.S. Bank National Association.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties, which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

Some of the statements in this report, as well as oral statements made by the Company's officials to analysts and stockholders in the course of presentations about the Company and conference calls following quarterly earnings releases, constitute "forward-looking statements" within the meaning of the Private
Securities   Litigation   Reform  Act  of  1995.  Such  statements  may  include
projections of the Company's adjusted funds from operations, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; and the Company's ability to reduce expense levels, implement rent increases, use leverage and other risks set forth in the Company's Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         The required financial statements will be filed by amendment within 60 days.



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(b)      Pro Forma Financial Information


         The required pro forma financial information will be filed by amendment within 60 days.


(c)      Exhibits

         Exhibit No.                        Description

           2.8 Contribution Agreement dated effective as of January 1, 2000, by and among Asset Investors Operating Partnership, L.P., CADC Holding L.L.C. and Community Acquisition and Development Corporation.

           2.8 (a) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Asset

           2.8 (b) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Prime

           2.8 (c) Purchase and Sale Agreement dated effective as of January 1, 2000, by and between Asset

           2.8 (d) Asset Purchase Agreement dated effective as of January 1, 2000, by and between AIC Homesales Corp. and Community Acquisition and Development Corporation.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASSET INVESTORS CORPORATION

Date:  February 15, 2000
                                                 By: /s/David M. Becker
                                                    ----------------------------
                                                      David M. Becker
                                                      Chief Financial Officer